UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

HOOKER FURNITURE CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

ANNUAL MEETING OF SHAREHOLDERS OF

HOOKER FURNITURE CORPORATION

June 7, 2011

Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Shareholders to be Held on June 7, 2011:
The Company's Proxy Statement and Annual Report to shareholders are available at
http://tinyurl.com/hookerproxy2011 or http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=25490

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE              ☒

(1) Election of Directors		(2)	Ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 29, 2012.	FOR ☐	AGAINST ☐	ABSTAIN ☐

NOMINEES
☐ FOR ALL NOMINEES	mPaul B. Toms, Jr.
mW. Christopher Beeler, Jr.
☐ WITHOLD AUTHORITY FOR ALL NOMINEES	mJohn L. Gregory, III mE. Larry Ryder	(3)	Approval, on an advisory basis, of the compensation of the Company’s named executive officers.	FOR ☐	AGAINST ☐	ABSTAIN ☐
mMark F. Schreiber
☐ FOR ALL EXCEPT	mDavid G. Sweet
(See instructions below)	mHenry G. Williamson, Jr.

		(4)	Approval, on an advisory basis, of the frequency of holding an advisory vote on compensation.	1 year ☐	2 years 3 years ☐ ☐	ABSTAIN ☐

		(5)	In their discretion the proxies are authorized to vote upon such other matters as may come before the meeting or any adjournment thereof.

All as more particularly described in the Company's Proxy Statment for the Annual Meeting of Shareholders to be held on June 7, 2011, receipt of which is herby acknowledged.
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED SHAREHOLDER.  IF NO CHOICE IS SPECIFIED BY THE SHAREHOLDER, THIS PROXY WILL BE VOTED "FOR" THE 7 DIRECTOR NOMINEES LISTED IN ITEM (1), “FOR”  ITEMS (2) AND (3), FOR "1 YEAR" ON ITEM (4), AND IN THE PROXIES’ DISCRETION  ON ANY OTHER MATTERS COMING BEFORE THE MEETING.

The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that said proxies, their substitutes or any of them may lawfully do by virtue hereof.

To change your address on the account please check the box at right and indicate your new address in the address space above. Please note that the changes to the registered name(s) on the account may not be submitted via this method. ☐		Please promptly mark, sign, date and mail this Proxy Card in the enclosed envelope. No postage is required.

Signature of Shareholder Date:		Signature of Shareholder Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

REVOCABLE PROXY

HOOKER FURNITURE CORPORATION

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

For the Annual Meeting of Shareholders called for June 7, 2011

The undersigned hereby appoints Paul B. Toms, Jr. and Paul A. Huckfeldt, or either of them, the attorneys, agents and proxies of the undersigned, with full power of substitution, to vote all the shares of common stock of Hooker Furniture Corporation that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Piedmont Arts Association, 215 Starling Avenue, Martinsville, Virginia, on June 7, 2011 at 2:00 P.M., and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present. Without limiting the general authorization and power hereby given, the above proxies are directed to vote as instructed on the matters on the reverse side:

(Continued and to be dated and signed on reverse side.)